UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 19, 2005


U.S. Realty Income Partners, L.P.
(Exact name of registrant as specified in its charter)


     Delaware                                33-17577                62-1331754
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                   File Number)       Identification No.)


                     P.O. Box 58006, Nashville, TN                         37205
               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   615-665-5959






Item 4.01 Changes in the Registrant's Certifying Accountant

Effective May 6, 2005, Rayburn, Bates & Fitzgerald, PC have resigned as the independent registered public accounting firm for the Partnership. The General Partner did not participate in Rayburn, Bates & Fitzgerald, PC's decision to resign and has commenced an immediate search for a new independent registered public accounting firm.

The audit reports of Rayburn, Bates & Fitzgerald, PC on the financial statements of the Partnership as of and for the two fiscal years ended
December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2004, there were no disagreements between us and Rayburn, Bates & Fitzgerald, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Rayburn, Bates & Fitzgerald, PC's satisfaction, would have caused Rayburn, Bates & Fitzgerald, PC to make reference in connection with its opinion to the subject matter of the disagreement.

In connection with the completion of our year-end audit, Rayburn, Bates & Fitzgerald, PC advised us that they observed a significant deficiency in the design or operation of our internal controls that, in their judgment, could adversely affect our ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements. Specifically, Rayburn, Betts & Fitzgerald, PC recommended the following:

*	Management should review and evaluate the service provided by the management company and monitor on a current basis the financial data provided by this firm.
We continue to evaluate the management company accounting systems, controls, and procedures to determine what additional changes, if any, might help us to manage our current operations better.

A letter from Rayburn, Bates & Fitzgerald, PC is attached as Exhibit A to this current report.


Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

       A - Letter from Rayburn, Bates & Fitzgerald, PC, dated May 19, 2005, regarding change in certifying accountant.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					U.S. REALTY INCOME PARTNERS L.P.
					By:  Vanderbilt Realty Joint Venture,
					       The General Partner

					By:  Vanderbilt Realty Associates, Inc.
					       Its Managing General Partner

					By:  s/n Robert Bond Miller
					       Robert Bond Miller, President,
					       Director, Chief Executive Officer,
					       Chief Financial Officer and Chief
					       Accounting Officer

May 19, 2005



EXHIBIT INDEX
Exhibit
Number

Description



16.1A

Letter from Rayburn, Bates & Fitzgerald, PC, dated May 19,
2005, regarding change in certifying accountant



EXHIBIT 16.1 A



                                                                    May 19, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549



We have read Item 4 of Form 8-K dated May 19, 2005, of U.S. Realty
Income Partners, L.P. and are in agreement with the statements in the first four paragraphs and the related bulleted item.

Regarding the registrant's statement concerning the significant deficiency in the design or operation of internal controls related to the preparation of financial statements, including the bulleted item after the fourth paragraph, we had considered such matter in determining the nature, timing and extent of procedures performed in our audit of the registrant's 2004 financial statements.


/s/ Rayburn, Bates & Fitzgerald, PC
Brentwood, Tennessee